UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 7.01. REGULATION FD DISCLOSURE	2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3

Explanatory Note

As previously disclosed, on August 17, 2010 RCLC, Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Trenton, New Jersey (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code (administered under the caption, In re RCLC, Inc. f/k/a Ronson Corporation et. al. Case No. 10-35313 (MBK)).  The Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, the Company will file current reports on Form 8-K to disclose its monthly operating reports required to be submitted to the Bankruptcy Court and material events relating to the bankruptcy proceedings, in accordance with the Securities Exchange Act Release No. 9660 (June 30, 1972) and the Securities and Exchange Commission’s Legal Bulletin No. 2 (April 15, 1997).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 7.01	Regulation FD Disclosure

On November 19, 2010, the Company and certain of its subsidiaries (together with the Company, the “Debtors”) filed their unaudited Monthly Operating Reports for the period from August 18, 2010 through September 30, 2010 (the “Monthly Operating Reports”) with the Bankruptcy Court.  Copies of the Monthly Operating Reports are contained in the attached Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference. This Current Report on Form 8-K (including the Exhibits hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed herein.

Upon the closing of the sale of the Company’s Aviation Division on October 15, 2010, the Company ceased to have operations, other than to effectuate its wind-down and approve its liquidation plan by the Bankruptcy Court.  The Company does not expect that there will be any proceeds available for shareholders of the Company.

Cautionary Statements

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to securities of the Company.  The Monthly Operating Reports have been prepared for the purpose of complying with the Bankruptcy Court proceedings.  The Monthly Operating Reports are limited in scope and only cover a limited time period.

The financial statements in the Monthly Operating Reports were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America.

There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. The Monthly Operating Reports may be subject to future adjustment and reconciliation. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

Other Available Information

The Company’s informational filings with the Bankruptcy Court, including the Monthly Operating Reports and additional information about the Debtors’ filing under Chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Clarkson S. Fisher US Courthouse, 402 East State Street, Trenton, New Jersey 08608 or through the Bankruptcy Court’s website at https://ecf.njb.uscourts.gov/ .

Limitation on Incorporation by Reference

The information in this Item 7.01 (and the exhibits hereto) are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Description
99.1	RCLC, Inc. Monthly Operating Report for the period from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010
99.2	RCPC Liquidating Corp. Monthly Operating Report from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010
99.3
RA Liquidating Corp Monthly Operating Report for  the period from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, Inc.

Date: November 24, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

ITEM 9.01   Financial Statements and Exhibits

Number	Description
99.1	RCLC, Inc. Monthly Operating Report for the period from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010
99.2	RCPC Liquidating Corp. Monthly Operating Report from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010
99.3
RA Liquidating Corp Monthly Operating Report for  the period from August 18, 2010 through September 30, 2010, filed with the United States Bankruptcy Court for the District of New Jersey on November 19, 2010